Exhibit 10.32
AMENDMENT NUMBER THREE

RAYONIER INVESTMENT AND SAVINGS PLAN FOR SALARIED EMPLOYEES
BY THIS AGREEMENT, Rayonier Investment and Savings Plan for Salaried Employees (herein referred to as the "Plan") is hereby amended as follows, effective as of January 1, 2026, except as otherwise provided herein:

1.The section of the Adoption Agreement entitled "EXCLUDED COMPENSATION" is amended as follows:

EXCLUDED COMPENSATION (1.11(G)). Apply the following Compensation exclusions to Elections 9 and 10 (select one of (a), (b), or (c)):
[Note: If the Plan applies permitted disparity, allocations also must be based on a nondiscriminatory definition of Compensation if the Plan is to avoid more complex testing. Elections 11(h) through (m) below may cause allocation Compensation to fail to be nondiscriminatory under Treas. Reg. §1.414(s)-1 and may result in more complex nondiscrimination testing.]
(a)[ ] No exclusions. Compensation as to all Contribution Types means Compensation as elected in Elections 9 and 10 (skip to Election 12).
(b)[X] Exclusions - same for all Contribution Types. The following exclusions apply to all Contribution Types (select one or more of (e) through (m); select column (1) for each option elected at (e) through (k)):
(c)[ ] Exclusions - different conditions apply. The following exclusions apply for the designated Contribution Types (select one or more of (d) through (m) below; select Contribution Type as applicable) (may only be selected with 401(k) Plans):
[Note for 401(k) Plans: In a safe harbor 401(k) plan, allocations qualifying for the ADP or ACP test safe harbors must be based on a nondiscriminatory definition of Compensation. For this Election 11, unless described otherwise in Election 11(m), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions. Selection of (e)(1), Elective Deferrals, All Contributions, does not reduce Compensation for purposes of determining the amount of Elective Deferrals.]

				(1)		(2)	(3)	(4)
				All Contributions		Elective Deferrals	Matching	Nonelective

(d)	[ ]		No exclusions - limited. No exclusion as to the designated Contribution Type(s).	N/A		[ ]	[ ]	[ ]
(See Election 11(a))

(e)	[ ]		Elective Deferrals. See Section 1.21.	[ ]	OR	[ ]	[ ]	[ ]

(f)	[X]		Fringe benefits. As described in Treas. Reg. §1.414(s)-1(c)(3).	[X]	OR	[ ]	[ ]	[ ]

(g)	[ ]		Compensation Exceeding $_______.	[ ]	OR	[ ]	[ ]	[ ]
Apply this election to (select one of (1) or (2)):
	(1)	[ ]	All Participants.
[Note: If the Employer elects Safe Harbor Contributions under Election 6(e), the Employer may not elect in this 11(g) to limit the Safe Harbor Contribution allocation to the NHCEs.]
	(2)	[ ]	HCE Participants only.

(h)	[ ]		Bonus.*	[ ]	OR	[ ]	[ ]	[ ]

(i)	[ ]		Commission.*	[ ]	OR	[ ]	[ ]	[ ]

(j)	[ ]		Overtime.*	[ ]	OR	[ ]	[ ]	[ ]

(k)	[ ]		Related Employers. See Section 1.24(C). Non-Particpating. Compensation paid to Employees by a Related Employer that is not a Participating Employer.*	[ ]	OR	[ ]	[ ]	[ ]

(l)	[ ]		Severance pay paid prior to severance. Severance pay paid after severance is automatically excluded. See 1.11(I)*	[ ]	OR	[ ]	[ ]	[ ]

770236-01 (effective January 1, 2026)

(m) [X]    Describe Compensation exclusion(s):* As to All Contributions, exclude all bonuses except the Annual Bonus program, all short term disability or disability salary continuation payments, foreign service allowance, and distributions from the Rayonier Inc. Supplemental Savings Plan.
[Note: Under Election 11(m), the Employer may: (i) describe Compensation from the elections available under Elections 11(d) through (l), or a combination thereof as to a Participant group (e.g., No exclusions as to Division A Employees and exclude bonus as to Division B Employees); (ii) for 401(k) Plans, define the Contribution Type column headings in a manner which differs from the "all-inclusive" description in the Note immediately following Election 11(c) (e.g., Elective Deferrals means §125 cafeteria deferrals only OR No exclusions as to Safe Harbor Contributions and exclude bonus as to Nonelective Contributions); and/or (iii) describe another exclusion (e.g., Exclude shift differential pay). Selection of any item indicated with an asterisk (*) may require testing of the plan's compensation definition under Treas. Reg. §1.414(s)-1 for it to be used in nondiscrimination testing, including the ADP or ACP tests.]

770236-01 (effective January 1, 2026)

* * * * * * *
The Employer executes this Amendment on the date specified below.

Rayonier Inc.

Date:	December 18, 2025	By:	/s/ SHELBY PYATT
EMPLOYER
Shelby Pyatt, SVP, HR and IT
[print name/title]

770236-01 (effective January 1, 2026)

3